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                               LUCENT TECHNOLOGIES INC.

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


     The following is a transcript of a media interview with Patricia F. Russo, Chairman and Chief Executive Officer of Lucent Technologies Inc., and Mike
Quigley,  President  and Chief  Operating  Officer of Alcatel,  held on April 5,
2006.




BROADCAST TRANSCRIPT

    Video Monitoring Services of America, Inc.
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    Date      April 05, 2006
    Time      07:00 AM - 08:00 AM
    Station   CNBC
    Location  Network
    Program   The Squawk Box



JOE KERNEN, co-anchor:




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


Ms. PATRICIA RUSSO (Lucent Chairman & CEO): Well, if you think about what we've been through since 2001, you know, yeah, I think the next five years are going to be better than the previous five years. (Excerpt from interview with Joe Kernen in February, courtesy of CNBC)

KERNEN: Lucent CEO Patricia Russo talking with me back in February, but that was before her company decided to merge with Alcatel. We're going to ask her if anything has changed. Ms. Russo joins David Faber for a live, exclusive interview this hour on SQUAWK BOX.

                                      * * *

                              (Unrelated Segments)

                                      * * *

CARL QUINTANILLA,  co-anchor:

Good morning, welcome to SQUAWK BOX here on CNBC. I'm Carl Quintanilla along with Joe Kernen and Becky Quick. Following a $36 billion deal to combine Lucent with Alcatel, Lucent CEO, Patricia Russo, will join us this hour to talk about her move to France. And our M&A mania week continues with a look at whether or not mergers like Lucent traditionally benefit the shareholder.

                                      * * *

KERNEN: Then Lucent CEO Patricia Russo; now, she's got a lot on her plate with that new 14--13--$14 billion merger with Alcatel. CNBC's David Faber will talk to Ms. Russo in an exclusive interview just ahead.

You're watching SQUAWK BOX on CNBC.

                                      * * *

BECKY QUICK, co-anchor:

And ahead of that, an exclusive interview with Lucent CEO Patricia Russo. (Visuals of Lucent Technologies and Alcatel signage) Do mergers like this benefit shareholders? Our Steve Liesman has done some research as part of an M&A mania week that we've had here all week on SQUAWK BOX. Steve will tell us what he found. That's coming up.

                                      * * *

QUINTANILLA: Still to come this morning on SQUAWK, billion dollars mergers like Alcatel and Lucent lead one to ask, who really benefits here? What do the shareholders get in the end? CNBC's Steve Liesman is going to have some answers for us.

And then David Faber sits down for a talk with the big players in that merger, including Lucent's CEO Patricia Russo. She's the one on the right. (Excerpt of Joe Kernen's interview with Patricia Russo in February)

                                      * * *

QUICK: We've been talking about mergers and acquisitions all week long, now we've got some of the major players in that $36 billion merger, which is actually something more





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like $13 billion or $14 billion merger between Lucent and Alcatel.

Up next we've got a CNBC exclusive, David Faber talks with Lucent CEO Patricia Russo and Alcatel's Chief Operating Officer Mike Quigley about the merger, what their goals are as one single combined company.

                                      * * *

KERNEN: In a CNBC exclusive, the first American broadcast interview with the executives who cut the Alcatel/Lucent merger deal. They're speaking with our David Faber first. David joins us now with that interview.

David.

DAVID FABER reporting:

Thank you, Joe.

That's right, we are joined by Michael Quigley, he is currently the COO of Alcatel and will be the COO of the combination of Lucent and Alcatel. And the lady to my right is Patricia Russo who is chairman and CEO of Lucent, of course, and will be the CEO of the combination.

Do you have a name yet, by the way?

Ms. RUSSO: No, we don't have a name yet. We said we'll select a name at a later date. And, as you might imagine, I'm getting all kinds of suggestions.

FABER: A lot of us just want to say Lucatel.

Ms. RUSSO: Actually that was one of them.

FABER: I'm sure. Patricia, deals are tough enough in many ways...

Ms. RUSSO: Yeah.

FABER: ...especially of two companies of the size of Alcatel and Lucent in terms of integration even when you know your businesses well. Yet you are adding on a layer of complexity here with different national cultures, not different business cultures, but different national cultures.

How do you feel confident that you can do all you need to do, given how difficult it is anyway to just do a deal of this size, that you can succeed?

Ms. RUSSO: Two things, and I will let Mike give his thoughts. First of all, these are truly global companies, right, so if you look at where the people are, we really are very geographically widespread. And therefore, within those countries people have similar cultures, right, within the geography.

Secondly, the--sorry, I lost my thought--secondly, both of these companies have been through tremendous change. If you look at what we've each been through over the last several years, we've tackled some pretty tough challenges with respect to resizings, restructurings, and making changes in order to accommodate changes in the markets in which we compete.



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And then  thirdly,  I would say, I was actually  quite  pleased with the way our teams, in running up to this deal, really collaborated and really can speak a common language when they get focused on the customer, the market, and competition.

FABER: You know Mr. Quigley, one part of this deal, though, will certainly be the layoffs that come along with it. In other words, in terms of the $1.7 billion in annual cost savings that the companies have talked about achieving within, I think it's three years.

Are you going to be able to lay people off in France given that what you said is about 10 percent, that's about 9,000 employees will lose their jobs across the globe?

Mr. MIKE QUIGLEY (Alcatel COO): First of all, I can say the synergies that we're going to get, not all are going to come from obviously people--

FABER: About half.

Mr. QUIGLEY: About half, that's about half, and in terms of dealing with layoffs on a worldwide basis, both companies unfortunately in this industry, because of the huge turndown that took place, have had to do this in the past. In Alcatel we came down from 110,000 people down to about 58,000 we are today.

FABER: You know, we see kids rioting in the streets in Paris though about, you know, the idea they might actually be fired. (Visuals of Alcatel facility) It seems hard to imagine you've been able to actually succeed in doing that.

Mr. QUIGLEY: We have succeeded in doing it. I mean, we still have, as Pat was saying before, we're very global companies, so we still, in fact, in North America, here in Alcatel, we have 9,000 people. We've had to reduce on both sides of the Atlantic and in other parts of the world. So, are we confident that it can be done? Yes, it takes a little longer in some countries than others, but yes, it can be done.

FABER: Pat, I want to read you two a quote from a Deutsche Bank analyst about the deal. Quote, "There is a risk that the new company will be too much internally focused during the internal integration phase, giving competing vendors opportunities for easy wins. There remains the conflict arising between national interests, management politics and near-term goals of the company."

Ms. RUSSO: Well, I think, you know, I think, David, honestly that's always a risk when you are taking on an integration challenge as we are. Our intention is to have a transition team that will do the transition planning separate from the operations of the business. Both companies have to operate their businesses and we'll do everything we can to make sure we keep our people focused on the task at hand.

We intend to plan, in such a way, so that as we close, we can really try to hit the ground running and start actually executing the integration. So, we'll be very focused with--on speed as a bias, clarity around responsibilities, and having done enough planning that as this deal finally closes, we're really able to execute. (Visuals of Lucent



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facility)

FABER: When are you going to close?

Ms. RUSSO: We're hoping any time between 6 to 12 months. My view is the sooner the better.

FABER: National Security Review going to be fairly easy given the things you've already proactively introduced?

Ms. RUSSO: Well, we'll go through the siphious (sp) process, of course, and all the regulatory reviews. We are being as proactive as we can be. We've identified three individuals who will form a board of a separate subsidiary for any work that's sensitive to the US government. I spent yesterday in Washington, and I'm confident that we'll move through this process as smoothly as we possibly can.

FABER: Mr. Quigley, again, a quote from another analyst at Nomura Securities, about yourself, "Quigley is a good manager and will be key for pulling off this merger. There is a distinct risk that he might become disillusioned by not being the CEO and leave." (Quote on screen attributed to Richard Windsor, Nomura Securities)

Mr. QUIGLEY: Well, as I made, I think, abundantly clear for analysts, it is frankly for me a privilege and a pleasure to be part of this new combined company. It's incredibly powerful combination. I have spoken to our customers, many of them, they see it as a very positive for them.

And I look forward, in fact, to working very closely with Pat, who I've known for quite some time, and also with some of her team, Frank D'Amelio, who is a very good manager in Lucent. I think we'll make a powerful combination.

FABER: So, you're not disillusioned.

Mr. QUIGLEY: I'm not disillusioned at all. I've been very positive about this deal.

Ms. RUSSO: I think, David, you know, we haven't really talked about the combination. I think the strategic fit is compelling. I think--

FABER: Why?

Ms. RUSSO: Well, because we're very complementary. When you look at what we're putting together, we're putting together a set of assets, a geographic footprint and a product portfolio that will give us leadership--number one or two leading positions in every major relevant technology area to next generation networks. (Visual of Lucent one-week stock graph) We'll be one of the largest one or two in the industry with respect to size and scale.

That gives us investment capacity from an R&D standpoint that our customers are looking for. Our customers are getting larger. (Visual of Lucent two-year stock graph) They want to know that they have a partner that has the size, the scale, the geographic reach to really innovate on their behalf. (Visual of Lucent five-year stock graph)

From a shareholders' standpoint, the values that we'll be able to realize from the synergy standpoint are compelling. Now, yes we have to execute and we have to deliver. But



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the  promise  and the  possibility  I think is  compelling.  So, I think  it's a defining time in our industry. You know, there haven't been any large consolidations. The industry is consolidating, and I think there's a real opportunity here.

FABER: Are you going to have a name for us soon?

Ms. RUSSO: As soon as we can.

FABER: All right. Patricia Russo, Michael Quigley, thank you so much for being with us...

Ms. RUSSO: Thanks, David.

FABER: ...this morning.

Mr. QUIGLEY: Thank you. Thanks, David.

                                      # # #



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


SAFE HARBOR FOR FORWARD LOOKING STATEMENTS AND OTHER IMPORTANT INFORMATION

This transcript contains statements regarding the proposed transaction between Lucent and Alcatel, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the proposed transaction and other statements about Lucent and Alcatel's managements' future expectations, beliefs, goals, plans or prospects that are based on current expectations, estimates, forecasts and projections about Lucent and Alcatel and the combined company, as well as Lucent's and Alcatel's and the combined company's future performance and the industries in which Lucent and Alcatel operate and the combined company will operate, in addition to managements' assumptions. These statements constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as "expects," "anticipates," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical facts. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. These risks and uncertainties are based upon a number of important factors including, among others: the ability to consummate the proposed transaction; difficulties and delays in obtaining regulatory approvals for the proposed transaction; difficulties and delays in achieving synergies and cost savings; potential difficulties in meeting conditions set forth in the definitive merger agreement entered into by Lucent and Alcatel; fluctuations in the telecommunications market; the pricing, cost and other risks inherent in long-term sales agreements; exposure to the credit risk of customers; reliance on a limited number of contract manufacturers to supply products we sell; the social, political and economic risks of our respective global operations; the costs and risks associated with pension and postretirement benefit obligations; the complexity of products sold; changes to existing regulations or technical standards; existing and future litigation; difficulties and costs in protecting intellectual property rights and exposure to infringement claims by others; and compliance with environmental, health and safety laws. For a more complete list and description of such risks and uncertainties, refer to Lucent's Form 10-K for the year ended September 30, 2005 and Alcatel's Form 20-F for the year ended December 31, 2005 as well as other filings by Lucent and Alcatel with the US Securities and Exchange Commission. Except as required under the US federal securities laws and the rules and regulations of the US Securities and Exchange Commission, Lucent and Alcatel disclaim any intention or obligation to update any forward-looking statements after the distribution of this transcript, whether as a result of new information, future events, developments, changes in assumptions or otherwise.



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IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed transaction, Alcatel and Lucent intend to file relevant materials with the Securities and Exchange Commission (the "SEC"), including the filing by Alcatel with the SEC of a Registration Statement on Form F-6 and a Registration Statement on Form F-4 (collectively, the "Registration Statements"), which will include a preliminary prospectus and related materials to register the Alcatel American Depositary Shares ("ADS"), as well as the Alcatel ordinary shares underlying such Alcatel ADSs, to be issued in exchange for Lucent common shares, and Lucent and Alcatel plan to file with the SEC and mail to their respective stockholders a Proxy Statement/Prospectus relating to the proposed transaction. The Registration Statements and the Proxy Statement/Prospectus will contain important information about Lucent, Alcatel, the transaction and related matters. Investors and security holders are urged to read the Registration Statements and the Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus and other documents filed with the SEC by Lucent and Alcatel through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus when they become available from Lucent by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500 and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10.
     Lucent and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Lucent's proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on or about January 3, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Lucent by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500.
     Alcatel and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Alcatel's Form 20-F filed with the SEC on March 31, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10.



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